                                                                          497(e)

                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2001
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Equity Index Portfolio
                  --    Federated Value Portfolio
                  --    Davis Venture Value Portfolio
                  --    Alliance Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Emerging Markets Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     17

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     18

  Investment Strategies.....................................     18

GLOSSARY....................................................     21

  Investment Terminology....................................     21

  Risk Terminology..........................................     23

MANAGEMENT..................................................     26

  Information about the Investment Adviser and Manager......     26

  Information about the Subadvisers.........................     26

  Portfolio Management......................................     27

  Custodian, Transfer and Dividend Paying Agent.............     32

FINANCIAL HIGHLIGHTS........................................     33

FOR MORE INFORMATION........................................     36

                                        Q&A


       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.


       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.


       INCOME is interest payments from bonds or dividends from stocks.


       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS

      --------------------------------------------------------------------


      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the Trust) and to provide you with information about eleven of the Trust's separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 18, and the glossary that follows on page 21.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.



  ----------------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests primarily in investment
    Portfolio               only moderate price risk    grade fixed income securities
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests primarily in high-yield,
    Portfolio               secondarily, capital        high-risk fixed income securities
                            appreciation                (junk bonds) of issuers located
                                                        throughout the world
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------

    Equity Index Portfolio  investment results that     invests primarily in common stocks
                            correspond with the         included in the S&P 500(R)
                            performance of the
                            Standard & Poor's 500(R)
                            Composite Stock Price
                            Index (S&P 500(R))
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $10 billion
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests primarily in common stocks
    Portfolio               appreciation                and other equity securities of
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        prospects primarily in emerging
                                                        markets outside the U.S.
  ----------------------------------------------------------------------------------------------



Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?



A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 18 describe various additional risks.



    Risks of Investing in Equity Securities



   The EQUITY INDEX, FEDERATED VALUE, DAVIS VENTURE VALUE, ALLIANCE GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.



    Risks of Investing in Bonds



   The CORPORATE BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.



    Risks of Investing in Junk Bonds



   The WORLDWIDE HIGH INCOME PORTFOLIO invests predominantly in junk bonds, which are considered speculative. The CORPORATE BOND PORTFOLIO also invests significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally


    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.


    Risks of Investing in Smaller Companies


    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.


    Risks of a "Passively Managed" Strategy


    The EQUITY INDEX PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.



    Risks of Investing in "Non-Diversified" Portfolios



    The WORLDWIDE HIGH INCOME PORTFOLIO is organized as a "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.


    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             3.80%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.64% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 1.17%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio                                      6.05%      5.22%         4.76%
-------------------------------------------------------------------------------------------------

(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -3.19%
1995                                                                             17.78%
1996                                                                              4.49%
1997                                                                             10.90%
1998                                                                              6.05%
1999                                                                             -1.85%
2000                                                                              5.03%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 3.94%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio                                     5.03%           4.84%             5.35%
------------------------------------------------------------------------------------------------------
 Lipper Corporate BBB Rated Index(2)                          7.99%           5.26%             5.81%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(3)                      9.39%           5.81%             6.55%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(4)                     11.63%           6.46%             6.60%
------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

(3) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(4) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                            -20.97%
1996                                                                             25.32%
1997                                                                             15.54%
1998                                                                            -17.07%
1999                                                                             19.31%
2000                                                                             -2.96%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 0.44%.
--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio                             -2.96%           6.81%             8.40%
------------------------------------------------------------------------------------------------------
 First Boston High Yield Bond Index(2)                       -5.21%           4.51%             6.34%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(3)                                    14.63%          14.08%            14.62%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                             4.36%           9.56%            10.78%
------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

(4) The Blended Index combines 50% of the First Boston High Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             24.48%
1998                                                                             24.61%
1999                                                                              21.4%
2000                                                                             -9.43%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -9.80% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.29%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE          SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                                  -9.43%            14.81%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                  -9.11%            17.77%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)                        11.63%             7.67%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               -0.46%            13.25%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Bond Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1999                                                                             17.14%
2000                                                                             -9.46%

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -7.77% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -11.95%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE           SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR          INCEPTION(1)
------------------------------------------------------------------------------------------
 Equity Index Portfolio                                          -9.46%             6.66%
------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                   -9.11%             7.68%
------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             31.43%
1998                                                                             17.96%
1999                                                                              6.19%
2000                                                                              2.39%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.34%.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR       PAST ONE         SINCE
ENDED DECEMBER 31, 2000)                                        YEAR         INCEPTION(1)
---------------------------------------------------------------------------------------
 Federated Value Portfolio                                       2.39%           14.04%
---------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                  -9.11%           17.77%
---------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.52%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE       PAST FIVE          SINCE
31, 2000)                                                                YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio(2)                                         9.47%          19.36%            21.32%
------------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                           -9.11%          18.33%            20.23%
------------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.37% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.67%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE       PAST FIVE          SINCE
31, 2000)                                                                YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                             -19.47%           22.59%            20.45%
------------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                          -22.42%           18.15%            16.31%
------------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             12.35%
1998                                                                             17.43%
1999                                                                             84.66%
2000                                                                            -15.25%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -23.41% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -22.60%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE          SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                                     -15.25%             18.48%
------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                            -3.02%              7.89%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest publicly traded companies within the Russell 3000 (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1998                                                                             10.83%
1999                                                                             24.18%
2000                                                                              1.16%

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -13.85%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE          SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio                                         1.16%             11.56%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                              -13.95%              7.01%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1998                                                                            -24.27%
1999                                                                             77.45%
2000                                                                            -36.38%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -5.99%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE          SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                      -36.38%             -9.00%
------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                                             -30.60%            -10.12%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York (Life Companies), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-----------------------------------------------------------------------------------------------------------------------
                                   CASH                                      WORLDWIDE HIGH            SUNAMERICA
                                MANAGEMENT           CORPORATE BOND              INCOME                 BALANCED
-----------------------------------------------------------------------------------------------------------------------
      What are the         - Fixed income        - Fixed income          - Foreign securities:   - Equity securities:
      Portfolio's            securities:           securities:             - emerging market       - common stocks
      principal              - U.S. treasury       - corporate bonds         government          - Fixed income
      investments?             bills               - investment grade        securities             securities:
                             - agency discount       fixed income          - emerging market       - U.S. government
                               notes                 securities              corporate debt          securities
                             - commercial paper    - junk bonds              instruments           - corporate debt
                             - corporate debt        (up to 35%)           - Eurobonds               instruments
                               instruments         - U.S. government       - Brady bonds
                           - Short-term              securities          - Junk bonds
                             investments
-----------------------------------------------------------------------------------------------------------------------
      In what other types  N/A                   - Fixed income          - Currency              - Equity securities:
      of investments may                           securities:             transactions            - small-cap stocks
      the Portfolio                                - preferred stocks    - Illiquid securities       (up to 20%)
      significantly                                - zero coupon,          (up to 15%)           - Short-term
      invest?                                        deferred interest   - Borrowing for           investments
                                                     and PIK bonds         temporary or            (up to 10%)
                                                     (up to 35%)           emergency purposes    - Defensive investments
                                                 - Foreign securities      (up to 33 1/3%)       - Foreign securities
                                                 - When-issued and                               - Illiquid securities
                                                   delayed delivery                                (up to 15%)
                                                   transactions
                                                 - Illiquid securities
                                                   (up to 15%)
                                                 - Pass-through
                                                   securities
                                                 - Convertible
                                                   securities
-----------------------------------------------------------------------------------------------------------------------
      What other types of  N/A                   - Short-term            - Hybrid instruments    - Options and futures
      investments may the                          investments           - Options and Futures   - Currency transactions
      Portfolio use as                           - Defensive             - Forward commitments   - Borrowing for
      part of efficient                            investments                                     temporary or emergency
      portfolio                                  - Options and futures                             purposes (up to
      management or to                             (up to 10%)                                     33 1/3%)
      enhance return?                            - Borrowing for                                 - Securities lending
                                                   temporary or                                    (up to 33 1/3%)
                                                  emergency purposes
                                                   (up to 33 1/3%)
                                                 - Securities lending
                                                   (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------
      What risks normally  - Interest rate       - Credit quality        - Foreign exposure      - Market volatility
      affect the             fluctuations        - Interest rate         - Credit quality        - Interest rate
      Portfolio?           - Securities            fluctuations          - Illiquidity             fluctuations
                             selection           - Market volatility     - Securities selection  - Credit quality
                                                 - Small and medium      - Market volatility     - Currency volatility
                                                   sized companies       - Currency volatility   - Foreign exposure
                                                 - Securities selection  - Non-diversified       - Derivatives
                                                                           status                - Hedging
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                                      DAVIS VENTURE
                           EQUITY INDEX        FEDERATED VALUE            VALUE            ALLIANCE GROWTH
-----------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:  - Equity securities:  - Equity securities:  -Equity securities:
  Portfolio's            - common stocks       - large-cap stocks    - large-cap stocks    -large-cap stocks
  principal
  investments?
-----------------------------------------------------------------------------------------------------------------
  In what other types  N/A                   - Equity securities:  - Mid-cap stocks      -Foreign securities
  of investments may                           - mid-cap stocks    - Foreign securities      (up to 25%)
  the Portfolio                              - Foreign
  significantly                              securities:
  invest?                                      - ADRs
-----------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term          - Short-term          - Short-term          -Short-term
  investments may the   investments           investments           investments           investments
  Portfolio use as     - Defensive           - Defensive           - Defensive           -Defensive
  part of efficient     investments           investments           investments           investments
  portfolio            - Options and         - Options and         - U.S. government     -Borrowing for
  management or to     futures               futures                 securities            temporary or
  enhance return?        (up to 20%)         - Borrowing for                               emergency purposes
                       - Borrowing for         temporary or                                (up to 33 1/3%)
                         temporary or          emergency purposes                        -Options and futures
                         emergency purposes    (up to 33 1/3%)
                         (up to 33 1/3%)     - Securities lending
                       - Securities lending    (up to 33 1/3%)
                         (up to 33 1/3%)
                       - Illiquid
                       securities
                         (up to 15%)
                       - Foreign securities
                       - Small-cap stocks
                       - Registered
                         investment
                         companies
                       - Firm commitments
                       - When issued and
                         delayed-delivery
                         transactions
-----------------------------------------------------------------------------------------------------------------
  What risks normally  - Market volatility   - Market volatility   - Market volatility   -Market volatility
  affect the           - Passively-managed   - Securities          - Securities          -Securities
  Portfolio?           strategy              selection             selection             selection
                       - Active trading                                                  -Active trading
                                                                                         -Growth stocks
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                  AGGRESSIVE                INTERNATIONAL
                                    GROWTH                GROWTH AND INCOME          EMERGING MARKETS
--------------------------------------------------------------------------------------------------------------
  What are the             - Equity securities:       -Equity securities:        -Equity securities:
  Portfolio's principal      - small-cap stocks         -large-cap stocks          -small-cap stocks
  investments?               - mid-cap stocks             (foreign)                -mid-cap stocks
                             - convertible securities -Foreign securities        -Foreign securities
                             - warrants
                           - Defensive investments
                           - Options and futures
--------------------------------------------------------------------------------------------------------------
  In what other types of   N/A                        -Equity securities:        -Hybrid instruments
  investments may the                                  -mid-cap stocks (foreign) -Equity swaps
  Portfolio significantly                             -Foreign securities:
  invest?                                              -emerging markets
--------------------------------------------------------------------------------------------------------------
  What other types of      - Borrowing for temporary  -Equity securities:        N/A
  investments may the        or emergency purposes     -small-cap stocks
  Portfolio use as part      (up to 33 1/3%)            (foreign)
  of efficient portfolio   - Illiquid securities       -large-cap stocks (U.S.)
  management or to           (up to 15%)              -Currency transactions
  enhance return?          - Short-term investments   -Short-term investments
                                                      - Hybrid instruments
                                                      - Equity swaps
--------------------------------------------------------------------------------------------------------------
  What risks normally      - Market volatility        -Currency volatility       -Currency volatility
  affect the Portfolio?    - Securities selection     -Foreign exposure          -Foreign exposure
                           - Illiquidity              -Market volatility         -Emerging markets
                           - Interest rate            -Securities selection      -Growth stocks
                           fluctuations               -Hedging                   -Market volatility
                           - Small and medium sized   -Growth stocks             -Securities selection
                           companies
                           - Credit quality
                           - Derivatives
                           - Hedging
                           - Emerging markets
                           - Growth stocks
                           - Active trading
                           - Technology sector
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (PIK) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and iShares(SM) (formerly World Equity Benchmark Shares or WEBS)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.


OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.


REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.


SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.


SHORT SALES: A short sale involves the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.


SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended January 31, 2001, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:


                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.49%
Corporate Bond Portfolio.....................           0.62%
Worldwide High Income Portfolio..............           1.00%
SunAmerica Balanced Portfolio................           0.59%
Equity Index Portfolio.......................           0.40%
Federated Value Portfolio....................           0.70%
Davis Venture Value Portfolio................           0.71%
Alliance Growth Portfolio....................           0.60%
Aggressive Growth Portfolio..................           0.66%
International Growth and Income Portfolio....           0.95%
Emerging Markets Portfolio...................           1.25%


INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance Capital) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 43 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior service, manage money for foundations, universities, corporation, institutions and individuals.

DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts.

U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT (USBPJAM) is located at 601 Second Avenue South, Minneapolis, Minnesota 55402. USBPJAM (formerly First American Asset Management) is a successor business to First American Asset Management pursuant to an internal reorganization within U.S. Bancorp. USBPJAM has acted as an investment adviser to First American Investment Funds, Inc. since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996.


MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC., D/B/A MORGAN STANLEY ASSET MANAGEMENT (MSAM), offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals in the U.S. and abroad. MSAM is located at 1221 Avenue of the Americas, New York, New York 10020.


PUTNAM INVESTMENT MANAGEMENT, L.L.C. (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Taxable Money Market       N/A
                                                               Management Team
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Co-Portfolio Manager and   Federated in 1986 as a
                                                             Senior Vice President        Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Co-Portfolio Manager and   Federated in 1982 as
                                                             Senior Vice President        an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Christopher J. Smith       Mr. Smith joined
                                                             Co-Portfolio Manager and     Federated in 1995 as a
                                                             Vice President               Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         MSAM                          - Robert Angevine            Mr. Angevine is a
 Portfolio                                                     Principal and Portfolio    Principal of MSAM and
                                                             Manager                      has been a portfolio
                                                                                          manager of MSAM's
                                                                                          high-yield investments
                                                                                          since he joined MSAM
                                                                                          in 1988.
                                                             - Gordon W. Loery            Mr. Loery is a
                                                               Principal and Portfolio    Principal and
                                                             Manager                      Portfolio Manager of
                                                                                          MSAM. Mr. Loery joined
                                                                                          Morgan Stanley & Co.
                                                                                          Incorporated (Morgan
                                                                                          Stanley), a MSAM
                                                                                          affiliate in 1990 as a
                                                                                          fixed income analyst
                                                                                          and has been a
                                                                                          Portfolio Manager with
                                                                                          MSAM's affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Stephen F. Esser           Mr. Esser is a
                                                               Managing Director and      Managing Director of
                                                             Portfolio Manager            MSAM and has been a
                                                                                          Portfolio Manager with
                                                                                          MAS since 1988.
                                                             - Deanna L. Loughnane        Ms. Loughnane joined
                                                               Principal and Portfolio    MAS in 1997 as a
                                                               Manager                    Financial Analyst.
                                                                                          Prior to that, she
                                                                                          served as a Vice
                                                                                          President and Senior
                                                                                          Corporate Bond Analyst
                                                                                          for Putnam Investments
                                                                                          from 1993 to 1997.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Abigail McKenna            Ms. McKenna is a
                                                             Principal and Portfolio      Principal of MSAM and
                                                             Manager                      Portfolio Manager of
                                                                                          emerging markets debt
                                                                                          portfolios. From 1995
                                                                                          to 1996, Ms. McKenna
                                                                                          was a Senior Portfolio
                                                                                          Manager at MetLife
                                                                                          Investment Management
                                                                                          Corp. Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Equity Index Portfolio        USBPJAM                       - Walter French              Mr. French, who joined
                                                               Director,                  USBPJAM in 1999, is
                                                               Quantitative               director of the
                                                               Group and                  Quantitative group, a
                                                               Portfolio                  member of the Asset
                                                               Manager                    Allocation team and
                                                                                          equity index and
                                                                                          enhanced index
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          USBPJAM, he was Chief
                                                                                          Investment Officer and
                                                                                          portfolio manager at
                                                                                          Berkeley Quantitative
                                                                                          Advisors, Inc., a firm
                                                                                          he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
                                                             Co-Portfolio Manager and     joined Federated in
                                                             Vice President               1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corporation. Mr.
                                                                                          McCloskey is a
                                                                                          Chartered Financial
                                                                                          Analyst.
                                                             - Michael P. Donnelly        Mr. Donnelly joined
                                                               Co-Portfolio Manager and   Federated in 1989 as
                                                             Senior Vice President        an Investment Analyst
                                                                                          and has been a
                                                                                          Portfolio Manager
                                                                                          since 1993. He served
                                                                                          as an Assistant Vice
                                                                                          President of an
                                                                                          affiliate of Federated
                                                                                          from 1992 to 1994, a
                                                                                          Vice President from
                                                                                          1994 to 1999, and a
                                                                                          Senior Vice President
                                                                                          since 1999.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis Selected                - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          Selected since 1989 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          Selected since 1994 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                             Executive Vice President     company in 1984 as a
                                                             and Portfolio Manager        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                               Senior Vice President and  firm in 1998 as a Vice
                                                             Portfolio Manager            President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - Colin Moore                Mr. Moore, who joined
 Income Portfolio                                              Chief Investment Officer   Putnam in 2000, is
                                                             and Managing Director        Managing Director and
                                                                                          Chief Investment
                                                                                          Officer of the Global
                                                                                          Value Equity Group. He
                                                                                          is also a member of
                                                                                          Putnam's Executive
                                                                                          Committee. Prior to
                                                                                          joining Putnam, he was
                                                                                          Chief Investment
                                                                                          Officer at Rockefeller
                                                                                          & Co., Inc. from 1993
                                                                                          to 2000.
                                                             - George W. Stairs           Mr. Stairs joined
                                                               Senior Vice President and  Putnam as a Global
                                                             Portfolio Manager            Equity research
                                                                                          analyst in 1994. In
                                                                                          1997, he became a
                                                                                          Senior Vice President
                                                                                          and Portfolio Manager.
                                                                                          Mr. Stairs was an
                                                                                          Associate at Value
                                                                                          Quest Ltd. from 1992
                                                                                          to 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Thomas R. Haslett          Mr. Haslett joined
                                                             Managing Director, Chief     Putnam as Managing
                                                             Investment Officer and Co-   Director, Chief
                                                             Portfolio Manager            Investment Officer and
                                                                                          portfolio manager in
                                                                                          1996. He was a
                                                                                          Managing Director of
                                                                                          Montgomery Asset
                                                                                          Management, Ltd. from
                                                                                          1992 to 1996.
                                                             - J. Peter Grant             Mr. Grant joined
                                                               Senior Vice President and  Putnam in 1973 as a
                                                             Co-Portfolio Manager         Vice President and
                                                                                          research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1974 and a
                                                                                          Senior Vice President
                                                                                          in 1997.
----------------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to shareholders, which is available upon request.

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Cash Management Portfolio

   11/30/96                                               $10.70      $0.53         $(0.02)        $ 0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   1/31/00                                                 10.67       0.51             --           0.51
   1/31/01                                                 10.94       0.66          (0.02)          0.64

   Corporate Bond Portfolio

   11/30/96                                                10.82       0.65           0.03           0.68
   11/30/97                                                11.09       0.77           0.21           0.98
   11/30/98                                                11.54       0.77          (0.02)          0.75
   1/31/99#                                                11.83       0.12           0.04           0.16
   1/31/00                                                 11.99       0.81          (1.15)         (0.34)
   1/31/01                                                 11.12       0.89          (0.02)          0.87

   Worldwide High Income Portfolio

   11/30/96                                                11.42       1.25           1.60           2.85
   11/30/97                                                13.35       0.98           0.68           1.66
   11/30/98                                                13.20       1.07          (2.61)         (1.54)
   1/31/99#                                                10.31       0.16          (0.35)         (0.19)
   1/31/00                                                 10.12       1.13           0.67           1.80
   1/31/01                                                 10.59       1.12          (0.76)          0.36

   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                                10.00       0.10           1.03           1.13
   11/30/97                                                11.13       0.23           2.15           2.38
   11/30/98                                                13.45       0.30           2.33           2.63
   1/31/99#                                                15.61       0.05           1.58           1.63
   1/31/00                                                 17.24       0.36           1.80           2.16
   1/31/01                                                 19.06       0.36          (1.46)         (1.10)

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Cash Management Portfolio
   11/30/96                                            $      (0.45)     $   --      $10.76      4.92%    $ 91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   1/31/00                                                    (0.24)         --       10.94      4.85      466,588
   1/31/01                                                    (0.45)         --       11.13      5.95      404,005
   Corporate Bond Portfolio
   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309
   1/31/01                                                    (0.77)         --       11.22      8.11      199,334
   Worldwide High Income Portfolio
   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   1/31/00                                                    (1.33)         --       10.59     19.22      124,404
   1/31/01                                                    (1.21)         --        9.74      3.67      117,236
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                                      --          --       11.13     11.30       10,224
   11/30/97                                                   (0.04)      (0.02)      13.45     21.48       44,621
   11/30/98                                                   (0.11)      (0.36)      15.61     19.81      149,242
   1/31/99#                                                      --          --       17.24     10.44      194,878
   1/31/00                                                    (0.12)      (0.22)      19.06     12.76      509,054
   1/31/01                                                    (0.22)      (0.10)      17.64     (5.88)     575,039

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                         ENDED                           ASSETS           NET ASSETS    TURNOVER
   --------------------------------------------------  ------------------------------------------
   Cash Management Portfolio
   11/30/96                                                 0.62%            4.90%          --%
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                 0.62+            5.02+          --
   1/31/00                                                  0.53             4.82           --
   1/31/01                                                  0.52             5.83           --
   Corporate Bond Portfolio
   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                 0.80+            6.16+           4
   1/31/00                                                  0.71             7.05           37
   1/31/01                                                  0.69             7.99           36
   Worldwide High Income Portfolio
   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.09(1)          8.89(1)       158
   1/31/99#                                                 1.12+(1)         9.56+(1)       12
   1/31/00                                                  1.14(1)         10.66(1)       116
   1/31/01                                                  1.10            10.84          158
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                                 1.00+(2)         1.92+(2)       40
   11/30/97                                                 1.00             1.82          143
   11/30/98                                                 0.78             2.10          111
   1/31/99#                                                 0.75+(1)         1.72+(1)       26
   1/31/00                                                  0.66             2.01          197
   1/31/01                                                  0.64             1.87          333


---------------

    *    Calculated based upon average shares outstanding

    **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #    The Portfolio changed its fiscal year ended from November 30 to January
         31.

    +    Annualized

    (1) Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and January 31, 2001, respectively.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------
    Cash Management..............................  0.62%   0.63%   0.58%    0.62%    0.53%    0.52%
    Corporate Bond...............................  0.97    0.91    0.77     0.80     0.71     0.69
    Worldwide High Income........................  1.18    1.10    1.09     1.12     1.14     1.10
    SunAmerica Balanced..........................  1.43+   1.00    0.78     0.75     0.66     0.64

                                                             NET INVESTMENT INCOME (LOSS)
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------
    Cash Management..............................  4.90%   5.06%   4.97%    5.02%    4.82%    5.83%
    Corporate Bond...............................  6.11    6.99    6.61     6.16     7.05     7.99
    Worldwide High Income........................  10.45   7.58    8.89     9.56    10.66    10.84
    SunAmerica Balanced..........................  1.49+   1.82    2.10     1.72     2.01     1.87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------
   Equity Index Portfolio

   12/14/98-
   1/31/99                                      $10.00      $ 0.01        $ 1.17         $ 1.18     $      (0.03)     $   --
   1/31/00                                       11.15        0.12          0.67           0.79            (0.06)         --
   1/31/01                                       11.88        0.08         (0.24)         (0.16)              --       (0.02)

   Federated Value Portfolio

   6/3/96-
   11/30/96                                      10.00        0.07          1.01           1.08               --          --
   11/30/97                                      11.08        0.13          2.72           2.85            (0.03)         --
   11/30/98                                      13.90        0.17          2.35           2.52            (0.06)      (0.30)
   1/31/99#                                      16.06        0.02          0.54           0.56               --          --
   1/31/00                                       16.62        0.20         (0.14)          0.06            (0.12)      (0.69)
   1/31/01                                       15.87        0.25          1.37           1.62            (0.17)      (0.60)

   Davis Venture Value Portfolio

   11/30/96                                      13.47        0.18          3.46           3.64            (0.09)      (0.12)
   11/30/97                                      16.90        0.19          4.73           4.92            (0.09)      (0.26)
   11/30/98                                      21.47        0.20          2.23           2.43            (0.12)      (0.68)
   1/31/99#                                      23.10        0.03          1.25           1.28               --          --
   1/31/00                                       24.38        0.13          3.06           3.19            (0.20)      (0.93)
   1/31/01                                       26.44        0.14          3.19           3.33            (0.12)      (0.28)

   Alliance Growth Portfolio

   11/30/96                                      15.63        0.08          4.07           4.15            (0.04)      (1.01)
   11/30/97                                      18.73        0.16          4.76           4.92            (0.05)      (1.04)
   11/30/98                                      22.56        0.07          7.77           7.84            (0.06)      (2.30)
   1/31/99#                                      28.04        0.00          7.22           7.22               --          --
   1/31/00                                       35.26       (0.04)         4.46           4.42            (0.05)      (3.05)
   1/31/01                                       36.58       (0.04)        (3.40)         (3.44)              --       (4.94)

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS        NET ASSETS    TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------
   Equity Index Portfolio
   12/14/98-
   1/31/99                                 $11.15        11.81%    $   11,168     0.55%+(1)     0.75%+(1)         --%
   1/31/00                                  11.88         7.05         63,487     0.55(1)       1.02(1)            1
   1/31/01                                  11.70        (1.29)        63,786     0.55          0.64               4
   Federated Value Portfolio
   6/3/96-
   11/30/96                                 11.08        10.80         12,460     1.05+(1)      1.26+(1)          30
   11/30/97                                 13.90        25.75         59,024     1.03          1.03              46
   11/30/98                                 16.06        18.22        145,900     0.83          1.13              51
   1/31/99#                                 16.62         3.49        159,176     0.86+         0.75+              4
   1/31/00                                  15.87         0.17        208,488     0.77          1.17              34
   1/31/01                                  16.72        10.62        231,716     0.76          1.56              46
   Davis Venture Value Portfolio
   11/30/96                                 16.90        27.44        516,413     0.85          1.21              22
   11/30/97                                 21.47        29.62      1,140,053     0.79          0.98              22
   11/30/98                                 23.10        11.36      1,725,411     0.75          0.89              25
   1/31/99#                                 24.38         5.54      1,840,354     0.77+         0.86+              5
   1/31/00                                  26.44        13.42      2,303,994     0.74          0.51              23
   1/31/01                                  29.37        12.72      2,808,045     0.75          0.47              26
   Alliance Growth Portfolio
   11/30/96                                 18.73        28.05        381,367     0.71          0.51             121
   11/30/97                                 22.56        27.80        704,533     0.65          0.37             110
   11/30/98                                 28.04        35.92      1,396,140     0.58          0.27              90
   1/31/99#                                 35.26        25.75      1,864,924     0.63+        (0.01)+            11
   1/31/00                                  36.58        14.09      2,875,413     0.63         (0.11)             77
   1/31/01                                  28.20       (10.17)     2,810,098     0.64         (0.10)            101


---------------

    *    Calculated based upon average shares outstanding

    **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #    The Portfolio changed its fiscal year ended from November 30 to January
         31.

    +    Annualized

    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                             EXPENSES
                                           ---------------------------------------------
                                           11/96   11/97   11/98   1/99+   1/00    1/01
                                           ---------------------------------------------
    Equity Index .......................     --%     --%     --%   1.80%   0.85%   0.55%
    Federated Value.....................   1.57+   1.03    0.83    0.86    0.77    0.76
    Davis Venture Value.................   0.85    0.79    0.75    0.77    0.74    0.75
    Alliance Growth.....................   0.71    0.65    0.58    0.63    0.63    0.64

                                                   NET INVESTMENT INCOME (LOSS)
                                          ----------------------------------------------
                                          11/96   11/97   11/98   1/99+    1/00    1/01
                                          ----------------------------------------------
    Equity Index .......................    --%     --%     --%   (0.50)%  0.72%    0.64%
    Federated Value.....................  0.74+   1.03    1.13     0.75    1.17     1.56
    Davis Venture Value.................  1.21    0.98    0.89     0.86    0.51     0.47
    Alliance Growth.....................  0.51    0.37    0.27    (0.01)   (0.11)  (0.10)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------
   Aggressive Growth Portfolio

   6/3/96-
   11/30/96                     $10.00       $ 0.02         $ 0.34         $ 0.36     $         --      $   --      $10.36
   11/30/97                      10.36         0.01           1.40           1.41            (0.01)         --       11.76
   11/30/98                      11.76         0.04           0.52           0.56               --          --       12.32
   1/31/99#                      12.32           --           3.20           3.20               --          --       15.52
   1/31/00                       15.52           --           8.59           8.59            (0.03)      (1.36)      22.72
   1/31/01                       22.72         0.05          (3.09)         (3.04)              --       (1.96)      17.72

   International Growth and Income Portfolio
   6/2/97-
   11/30/97                      10.00         0.03           0.38           0.41               --          --       10.41
   11/30/98                      10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31
   1/31/99#                      11.31           --           0.40           0.40            (0.02)      (0.19)      11.50
   1/31/00                       11.50         0.15           1.97           2.12            (0.45)      (0.89)      12.28
   1/31/01                       12.28         0.12           0.36           0.48            (0.12)      (0.13)      12.51

   Emerging Markets Portfolio
   6/2/97-
   11/30/97                      10.00         0.06          (2.03)         (1.97)              --          --        8.03
   11/30/98                       8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22
   1/31/99#                       6.22         0.01             --           0.01            (0.01)         --        6.22
   1/31/00                        6.22        (0.03)          4.81           4.78               --          --       11.00
   1/31/01                       11.00        (0.02)         (2.95)         (2.97)           (0.06)      (0.16)       7.81

                                            NET                        RATIO OF NET
                                           ASSETS      RATIO OF         INVESTMENT
                                           END OF     EXPENSES TO       INCOME TO
            PERIOD              TOTAL      PERIOD     AVERAGE NET        AVERAGE       PORTFOLIO
             ENDED            RETURN***   (000'S)       ASSETS          NET ASSETS     TURNOVER
   -------------------------  ------------------------------------------------------------------
   Aggressive Growth Portfolio
   6/3/96-
   11/30/96                      3.60%    $ 35,124      1.05%+(2)          0.46%+(2)      47%
   11/30/97                     13.62      103,603      0.90              (0.13)          221
   11/30/98                      4.76      133,183      0.83               0.32           268
   1/31/99#                     25.97      182,313      0.82+              0.13+           29
   1/31/00                      60.62      450,073      0.75               0.02           131
   1/31/01                     (14.88)     495,826      0.70               0.23           263
   International Growth and
   6/2/97-
   11/30/97                      4.10       42,844      1.60+(2)          0.61+(2)         19
   11/30/98                      9.58      128,344      1.46              1.12             51
   1/31/99#                      3.56      142,497      1.46+            (0.10)+           10
   1/31/00                      17.99      253,962      1.21              1.16             75
   1/31/01                       3.95      342,114      1.18              0.95             80
   Emerging Markets Portfolio
   6/2/97-
   11/30/97                    (19.70)      19,979      1.90+(2)          1.33+(2)         49
   11/30/98                    (21.86)      31,685      1.90(2)           0.61(2)          96
   1/31/99#                      0.20       32,708      1.90+(2)          0.60+(2)         22
   1/31/00                      76.86      102,740      1.90(1)(2)       (0.41)(1)(2)     145
   1/31/01                     (26.87)      96,507      1.57             (0.22)           125


---------------

    *    Calculated based upon average shares outstanding

    **   After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #    The Portfolio changed its fiscal year ended from November 30 to January
         31.

    +    Annualized


    (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.


    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                          EXPENSES
                                        --------------------------------------------
                                        11/96   11/97   11/98   1/99+   1/00   1/01
                                        --------------------------------------------
    Aggressive Growth................   1.09%+  0.90%   0.83%   0.82%   0.75%  0.70%
    International Growth and
    Income...........................     --    2.02+   1.46    1.46    1.21   1.18
    Emerging Markets.................     --    2.60+   2.01    2.29    1.91   1.57

                                                  NET INVESTMENT INCOME(LOSS)
                                       -------------------------------------------------
                                       11/96   11/97   11/98   1/99+     1/00      1/01
                                       -------------------------------------------------
    Aggressive Growth................  0.42%+  (0.13)% 0.32%    0.13%     0.02%     0.23%
    International Growth and
    Income...........................    --    0.19+   1.12    (0.10)     1.16      0.95
    Emerging Markets.................    --    0.63+   0.50     0.21     (0.42)    (0.22)

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238